[FACE OF CERTIFICATE]
COMMON STOCK
NUMBER RDYN
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
[LOGO]
COMMON STOCK
SHARES
CUSIP 76028W 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $0.001 PER SHARE, OF
Replidyne, Inc.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of its duly authorized officers.
Dated:
/sig/ SECRETARY
/sig/ PRESIDENT
COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

[REVERSE OF CERTIFICATE]
Replidyne, Inc.
A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT — .(Cust). Custodian .(Minor). under Uniform Gifts to Minors Act .(State).
UNIF TRF MIN ACT — .(Cust). Custodian (until age .) .(Minor). under Uniform Transfers to Minors Act .(State).
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, ___hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.